UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - March 13, 2007

TXU CORP.
(Exact name of registrant as specified in its charter)

TEXAS	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TXU ENERGY COMPANY LLC
(Exact name of registrant as specified in its charter)

DELAWARE	33-108876	75-2967817
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201
(Address of principal executive offices of registrants listed above, including zip code)

TXU ELECTRIC DELIVERY COMPANY
(Exact name of registrant as specified in its charter)

TEXAS	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Dallas, Texas 75201
(Address of principal executive offices, including zip code)

Registrants’ telephone number, including Area Code - (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All of the information set forth below is being filed by TXU Corp. TXU Energy Company LLC (“TXU Energy Company”) is only filing the information set forth below as such information relates to the financing undertaken by TXU Energy Company and TXU Electric Delivery Company (“TXU Electric Delivery”) is only filing the information set forth below as such information relates to the financing undertaken by TXU Electric Delivery.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 16, 2007, TXU Energy Company issued $1 billion principal amount of floating rate senior notes in a private placement transaction and TXU Electric Delivery issued $800 million principal amount of floating rate senior notes in a private placement transaction. The TXU Energy Company notes bear interest, payable quarterly, at the rate of 3-month LIBOR plus 0.5%, subject to an increase of an additional 0.25% in the event of certain specified rating agency actions. The TXU Energy Company notes mature on September 16, 2008. The TXU Electric Delivery notes bear interest, payable quarterly, at the rate of 3-month LIBOR plus 0.375%, subject to an increase of up to an additional 0.5% in the event of certain specified rating agency actions. The TXU Electric Delivery notes mature on September 16, 2008.

TXU Energy Company and TXU Electric Delivery will each use the proceeds from their respective offerings to repay short-term borrowings. The proceeds from these offerings will not be used to fund any portion of the price to be paid to TXU Corp.’s shareholders in connection with the recently announced merger transaction involving TXU Corp. (“Merger Transaction”). The TXU Energy Company notes and the TXU Electric Delivery notes are mandatorily redeemable upon a “change in control” of TXU Corp., including the closing of the Merger Transaction.

A press release relating to the TXU Energy Company notes and the TXU Electric Delivery notes was issued on March 13, 2007 and is attached as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1   TXU Corp. press release dated March 13, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the following registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXU CORP.
By:	/s/ Stan J. Szlauderbach
Name:	Stan J. Szlauderbach
Title:	Senior Vice President and Controller

TXU ENERGY COMPANY LLC
By:	/s/ Stan J. Szlauderbach
Name:	Stan J. Szlauderbach
Title:	Senior Vice President and Controller

TXU ELECTRIC DELIVERY COMPANY
By:	/s/ Stan J. Szlauderbach
Name:	Stan J. Szlauderbach
Title:	Senior Vice President

Dated: March 16, 2007

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